UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 39.5%
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.5%
Daimler Finance NA LLC, Senior Notes	0.970%	3/28/14	$200,000	$200,020	(a)(b)
Honda Motor Co., Ltd., Notes	0.539%	8/28/12	150,000	149,957	(a)(b)

Total Automobiles				349,977

Media - 0.4%
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	140,000	159,120
Walt Disney Co., Senior Notes	4.700%	12/1/12	160,000	167,254

Total Media				326,374

Multiline Retail - 0.2%
Macy’s Retail Holdings Inc., Senior Notes	5.350%	3/15/12	150,000	152,308

TOTAL CONSUMER DISCRETIONARY				828,659

CONSUMER STAPLES - 1.8%
Beverages - 0.7%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	180,000	195,067
Diageo Capital PLC	5.200%	1/30/13	210,000	221,375
Dr. Pepper Snapple Group Inc., Senior Notes	2.350%	12/21/12	70,000	71,055

Total Beverages				487,497

Food & Staples Retailing - 0.1%
Kroger Co., Notes	3.900%	10/1/15	80,000	85,489

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	220,000	224,562

Tobacco - 0.7%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000	57,026
Altria Group Inc., Senior Notes	9.250%	8/6/19	10,000	13,108
Philip Morris International Inc.	4.875%	5/16/13	300,000	318,292
Reynolds American Inc., Senior Notes	7.250%	6/1/13	120,000	130,918

Total Tobacco				519,344

TOTAL CONSUMER STAPLES				1,316,892

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	110,000	123,653
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	40,000	40,370
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	40,000	43,070
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	30,000	30,998
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	370,000	416,226
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	90,000	111,415
Pemex Project Funding Master Trust, Senior Notes	0.929%	12/3/12	320,000	316,800	(a)(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	130,000	128,960
Shell International Finance BV, Senior Notes	1.875%	3/25/13	60,000	61,232

TOTAL ENERGY				1,272,724

FINANCIALS - 29.0%
Capital Markets - 3.8%
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	200,000	205,906	(a)
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	300,000	330,474
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	210,000	213,017
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	180,000	187,029
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	60,000	59,585
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	290,000	71,050	(a)(c)(d)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	700,000	171,500	(a)(c)(d)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	570,000	57	(b)(c)(e)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	200,000	100	(c)
Macquarie Bank Ltd.	2.600%	1/20/12	580,000	583,575	(a)
Merrill Lynch & Co. Inc., Medium-Term Notes	6.150%	4/25/13	450,000	450,216
Morgan Stanley, Senior Notes	2.786%	5/14/13	300,000	290,092	(b)
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	270,000	268,863

Total Capital Markets				2,831,464

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - 13.8%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	$200,000	$184,628
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	201,168	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	140,000	147,759	(a)
Bank of Scotland PLC, Senior Secured Notes	5.000%	11/21/11	310,000	311,526	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	40,716	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	100,000	106,307	(a)
Barclays Bank PLC, Senior Notes	2.500%	1/23/13	160,000	158,917
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	200,000	187,427
BNP Paribas, Senior Notes	1.146%	1/10/14	100,000	93,269	(b)
BNP Paribas, Senior Secured Bonds	2.200%	11/2/15	280,000	272,012	(a)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	120,000	116,782	(a)
Citibank N.A., Senior Notes	1.250%	11/15/11	1,220,000	1,221,053
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	530,000	559,031	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	150,000	155,799	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	200,000	199,188	(a)
Credit Agricole Home Loan SFH, Secured Bonds	1.002%	7/21/14	200,000	195,113	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	130,000	121,982	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000	78,750	(a)(b)(e)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	550,000	544,772	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	300,000	310,895	(a)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	300,000	306,808	(a)
Glitnir Banki HF, Notes	5.815%	1/21/21	720,000	187,200	(a)(b)(c)(d)
HSBC Bank PLC, Bonds	1.625%	7/7/14	300,000	301,339	(a)
ING Bank NV, Secured Bonds	2.500%	1/14/16	330,000	330,686	(a)
Landsbanki Islands HF	7.431%	10/19/17	140,000	0	(a)(c)(d)(e)(f)(g)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	410,000	28,700	(a)(c)(d)(h)
Landwirtschaftliche Rentenbank	1.875%	9/24/12	250,000	253,335
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	101,767	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	360,000	364,602	(a)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	350,000	349,288
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	120,000	117,494
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	100,000	92,728	(a)
Societe Generale, Senior Notes	1.296%	4/11/14	200,000	179,049	(a)(b)
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	270,000	275,660	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	103,126	(a)
Swedbank AB, Secured Bonds	0.810%	3/28/14	300,000	300,382	(a)(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/21/11	750,000	615,000	(b)(e)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	210,000	218,531
Westpac Banking Corp., Senior Bonds	2.250%	11/19/12	350,000	354,656
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	560,000	593,505	(a)

Total Commercial Banks				10,280,950

Consumer Finance - 1.4%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	153,000	155,295
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	127,000	115,570
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	152,558
SLM Corp.	0.553%	1/27/14	400,000	367,162	(b)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	270,000	268,762

Total Consumer Finance				1,059,347

Diversified Financial Services - 7.9%
Bank of America Corp., Senior Notes	4.875%	9/15/12	40,000	40,019
Bank of America Corp., Senior Notes	4.500%	4/1/15	30,000	28,432
Citigroup Inc., Senior Notes	2.875%	12/9/11	550,000	552,824
Citigroup Inc., Senior Notes	6.000%	12/13/13	110,000	115,541
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	62,337
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	500,000	490,379
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	250,000	244,027	(a)
General Electric Capital Corp., Senior Notes	1.267%	12/9/11	730,000	731,569	(b)
General Electric Capital Corp., Senior Notes	5.875%	2/15/12	600,000	611,462
General Electric Capital Corp., Senior Notes	0.366%	4/10/12	750,000	750,361	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	$310,000	$291,400	(b)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	260,000	258,312
Kreditanstalt fuer Wiederaufbau, Senior Bonds	3.500%	3/10/14	200,000	213,632
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	240,000	242,407	(b)(e)
NCUA Guaranteed Notes, Senior Notes	0.245%	6/12/13	240,000	239,918	(b)
Private Export Funding Corp., Notes	4.950%	11/15/15	240,000	276,312
SSIF Nevada LP, Senior Notes	0.949%	4/14/14	370,000	369,991	(a)(b)
Svensk Exportkredit AB	1.750%	10/20/15	220,000	223,170
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	130,000	131,502	(a)

Total Diversified Financial Services				5,873,595

Insurance - 2.0%
American International Group Inc., Senior Notes	3.650%	1/15/14	300,000	292,510
Berkshire Hathaway Inc., Senior Notes	2.125%	2/11/13	220,000	223,565
MetLife Inc., Senior Notes	2.375%	2/6/14	230,000	233,995
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	170,000	172,695	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	140,000	141,235
Suncorp-Metway Ltd., Senior Notes	1.749%	7/16/12	450,000	455,168	(a)(b)

Total Insurance				1,519,168

Thrifts & Mortgage Finance - 0.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	10,000	10,029
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	48,169

Total Thrifts & Mortgage Finance				58,198

TOTAL FINANCIALS				21,622,722

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.4%
Baxter International Inc., Senior Notes	1.800%	3/15/13	130,000	131,855
Medtronic Inc., Senior Notes	3.000%	3/15/15	170,000	179,985

Total Health Care Equipment & Supplies				311,840

Health Care Providers & Services - 0.2%
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	110,000	115,434

Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	273,762

Pharmaceuticals - 0.3%
Teva Pharmaceutical Finance III BV, Senior Notes	0.850%	3/21/14	250,000	249,784	(b)

TOTAL HEALTH CARE				950,820

INDUSTRIALS - 1.0%
Airlines - 0.8%
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	256,843	261,980
Continental Airlines Inc., Pass-Through Certificates	6.545%	8/2/20	168,109	169,790
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	163,960	168,059

Total Airlines				599,829

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	140,000	162,367

TOTAL INDUSTRIALS				762,196

MATERIALS - 0.7%
Chemicals - 0.3%
Dow Chemical Co., Notes	5.700%	5/15/18	60,000	66,763
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	170,000	180,895

Total Chemicals				247,658

Metals & Mining - 0.4%
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	170,000	171,869
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	30,000	29,933
Vale Overseas Ltd., Notes	6.250%	1/23/17	80,000	86,720

Total Metals & Mining				288,522

TOTAL MATERIALS				536,180

TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.2%
AT&T Inc., Senior Notes	4.850%	2/15/14	250,000	268,760

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Services - continued
Qwest Corp., Notes	8.875%	3/15/12	$130,000	$134,388
Telefonica Emisiones SAU	0.594%	2/4/13	400,000	384,672	(b)
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	100,000	133,913
Total Diversified Telecommunication Services				921,733
Wireless Telecommunication Services - 0.7%
America Movil SAB de CV, Notes	2.375%	9/8/16	200,000	193,400
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	333,004
Total Wireless Telecommunication Services				526,404
TOTAL TELECOMMUNICATION SERVICES				1,448,137
UTILITIES - 1.0%
Electric Utilities - 0.8%
FirstEnergy Corp., Notes	6.450%	11/15/11	5,000	5,027
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	160,000	169,674
Pacific Gas & Electric Co.	4.800%	3/1/14	400,000	431,878
Total Electric Utilities				606,579
Multi-Utilities - 0.2%
DTE Energy Co., Senior Notes	1.031%	6/3/13	110,000	109,802	(b)
TOTAL UTILITIES				716,381
TOTAL CORPORATE BONDS & NOTES (Cost - $31,453,796)				29,454,711
ASSET-BACKED SECURITIES - 12.4%
Access Group Inc., 2005-B A2	0.483%	7/25/22	276,451	259,115	(b)
Accredited Mortgage Loan Trust, 2005-3 A2D	0.605%	9/25/35	90,000	81,746	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	230,000	234,548	(a)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.790%	9/25/27	95,050	75,460	(b)
ARI Fleet Lease Trust, 2010-A A	1.679%	8/15/18	78,222	78,659	(a)(b)
Asset Backed Securities Corp. Home Equity, 2003-HE7 M1	1.204%	12/15/33	141,558	115,007	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.060%	8/25/33	180,000	140,332	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.867%	5/28/44	42,497	38,921	(b)
Bear Stearns Asset- Backed Securities Trust, 2003-2 A3	0.985%	3/25/43	125,861	111,152	(b)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.455%	12/25/36	71,152	67,661	(a)(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.362%	11/25/33	400,000	373,401	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	470,000	479,427
Countrywide Home Equity Loan Trust, 2004-O	0.509%	2/15/34	37,851	22,500	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.357%	11/15/36	206,008	156,372	(b)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.235%	5/26/37	90,682	81,404	(a)(b)
Ford Credit Auto Owner Trust, 2011-A A2	0.620%	7/15/13	162,830	162,895
Ford Credit Auto Owner Trust, 2011-B A2	0.680%	1/15/14	500,000	501,872
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	400,000	403,200	(a)
Green Tree, 2008-MH1 A1	7.000%	4/25/38	134,315	136,497	(a)(b)
Hertz Vehicle Financing LLC, 2010-1A A1	2.600%	2/25/15	270,000	272,887	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	370,000	369,861
MASTR Specialized Loan Trust, 2006-2	0.495%	2/25/36	200,134	109,024	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A	0.495%	6/25/46	341,700	183,345	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A	0.574%	12/7/20	497,990	499,001	(b)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	200,000	200,580
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	200,000	201,461
Nissan Master Owner Trust Receivables, 2010-AA A	1.379%	1/15/15	290,000	292,653	(a)(b)
Penarth Master Issuer, 2011-1A A1	0.880%	5/18/15	200,000	199,741	(a)(b)
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	105,291	104,623	(b)
SACO I Trust, 2006-3 A3	0.695%	4/25/36	334,810	127,194	(b)
SLM Student Loan Trust, 2003-11 A4	0.537%	6/15/20	52,933	52,735	(b)
SLM Student Loan Trust, 2003-11 A6	0.637%	12/15/25	200,000	188,000	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - continued
SLM Student Loan Trust, 2004-10 A4A	0.653%	7/27/20	$344,302	$343,764	(a)(b)
SLM Student Loan Trust, 2004-10 A5A	0.383%	4/25/23	300,000	296,400	(a)(b)(f)
SLM Student Loan Trust, 2005-10 A4	0.363%	10/25/19	131,537	130,414	(b)
SLM Student Loan Trust, 2006-5 A5	0.363%	1/25/27	200,000	188,800	(b)
SLM Student Loan Trust, 2006-6 A2	0.333%	10/25/22	400,000	394,714	(b)
SLM Student Loan Trust, 2007-2 A2	0.253%	7/25/17	164,009	162,554	(b)
SLM Student Loan Trust, 2007-4 A3	0.313%	1/25/22	400,000	397,164	(b)
SLM Student Loan Trust, 2007-6 A1	0.423%	4/27/15	30,360	30,356	(b)
SLM Student Loan Trust, 2008-1 A2	0.603%	10/25/16	188,097	188,178	(b)
SLM Student Loan Trust, 2011-B A1	1.079%	12/16/24	190,583	190,378	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.135%	11/25/34	205,210	155,960	(b)
Structured Asset Securities Corp., 2004-SC1	8.426%	12/25/29	56,410	54,103	(a)(b)
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	185,510	196,161	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	33,160	33,544
Volkswagen Auto Loan Enhanced Trust, 2008-1 A4	1.931%	10/20/14	140,487	141,058	(b)
TOTAL ASSET-BACKED SECURITIES (Cost - $9,674,934)				9,224,822
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.8%
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.685%	9/25/35	325,819	160,270	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	3.080%	12/20/34	58,150	34,097	(b)
Banc of America Mortgage Securities, 2003-D	2.872%	5/25/33	58,329	53,295	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.585%	8/25/35	234,339	178,335	(a)(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.755%	1/25/35	122,591	106,198	(b)
Bear Stearns Commercial Mortgage Securities Inc., 2004-PWR4 A2	5.286%	6/11/41	218,578	225,744	(b)
CBA Commercial Small Balance Commercial Trust, 2005-1A	0.555%	7/25/35	225,728	114,427	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-05	2.124%	8/25/35	157,590	82,417	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.531%	11/20/35	215,855	111,745	(b)
Countrywide Asset-Backed Certificates, 2005-IM1 A2	0.515%	11/25/35	91,696	84,476	(b)
Countrywide Home Loans, 2005-R3 AF	0.635%	9/25/35	263,012	220,416	(a)(b)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.573%	6/25/34	175,492	160,610	(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 1A1	2.575%	10/25/34	86,979	76,481	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.921%	12/29/45	263,258	261,941	(a)(b)
Federal National Mortgage Association (FNMA), 2002-83 MD	5.000%	9/25/16	16,244	16,239
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.254%	10/25/34	158,980	133,653	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.901%	2/20/60	398,545	399,422	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.771%	3/20/60	202,522	201,691	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.221%	5/20/60	230,993	234,250	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.651%	11/20/60	399,830	395,712	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.731%	2/20/61	168,511	166,194	(b)(f)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.671%	8/20/61	1,598,117	1,593,622	(b)(f)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.585%	9/25/35	286,945	231,132	(a)(b)
Indymac INDX Mortgage Loan Trust, 2004-AR15	2.655%	2/25/35	134,014	100,032	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	200,000	202,968
Luminent Mortgage Trust, 2006-7 2A2	0.455%	12/25/36	752,694	120,443	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.052%	1/25/29	11,798	11,171	(b)

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.535%	2/25/34	$147,759	$138,172	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	186,917	191,287
NCUA Guaranteed Notes, 2011-R1 1A	0.674%	1/8/20	165,868	166,360	(b)
Prime Mortgage Trust, 2005-2 2A1	7.092%	10/25/32	70,221	69,543	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	18,342	18,414
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	17,690	18,871
Sequoia Mortgage Trust, 2003-2 A2	1.115%	6/20/33	16,648	13,167	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.949%	7/20/34	90,286	71,297	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.525%	6/25/35	262,989	192,098	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.567%	6/25/33	398,976	366,029	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.635%	9/25/33	94,469	81,907	(a)(b)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	300,000	293,081
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.741%	8/20/35	104,364	70,065	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.476%	8/25/33	139,072	130,509	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.645%	12/25/45	354,596	243,776	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.622%	7/25/37	252,266	149,060	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.222%	6/25/46	345,140	143,858	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $9,958,428)				8,034,475
MORTGAGE-BACKED SECURITIES - 2.8%
FNMA - 1.5%
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	363,693	395,125
Federal National Mortgage Association (FNMA)	2.380%	12/1/34	52,893	55,638	(b)
Federal National Mortgage Association (FNMA)	2.393%	12/1/34	39,563	41,623	(b)
Federal National Mortgage Association (FNMA)	1.936%	1/1/35	125,466	131,351	(b)
Federal National Mortgage Association (FNMA)	1.971%	3/1/35	242,136	253,631	(b)
Federal National Mortgage Association (FNMA)	5.500%	10/13/41	100,000	108,516	(i)
Federal National Mortgage Association (FNMA)	6.000%	10/13/41	100,000	109,688	(i)
Total FNMA				1,095,572
GNMA - 1.3%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	164,275	190,107
Government National Mortgage Association (GNMA)	7.000%	3/15/36	335,187	391,393
Government National Mortgage Association (GNMA)	1.610%	1/20/60	235,898	238,970	(b)(f)
Government National Mortgage Association (GNMA)	2.243%	8/20/60	184,836	197,737	(b)
Total GNMA				1,018,207
TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,079,733)				2,113,779
SOVEREIGN BONDS - 0.4%
Norway - 0.4%
Kommunalbanken AS, Senior Notes (Cost - $298,919)	2.375%	1/19/16	300,000	313,216	(a)
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 25.5%
U.S. Government Agencies - 11.1%
Federal Farm Credit Bank (FFCB), Bonds	1.500%	11/16/15	320,000	327,023
Federal Home Loan Bank (FHLB), Bonds	0.320%	12/6/11	1,250,000	1,250,459
Federal Home Loan Bank (FHLB), Bonds	1.625%	6/14/13	1,000,000	1,020,890
Federal Home Loan Bank (FHLB), Bonds	0.700%	8/23/13	400,000	400,156
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.250%	4/18/16	2,300,000	2,714,586

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - continued
Federal National Mortgage Association (FNMA)	4.750%	2/21/13	$500,000	$529,963
Federal National Mortgage Association (FNMA), Bonds	1.250%	9/28/16	1,190,000	1,187,772
Federal National Mortgage Association (FNMA), Notes	1.050%	9/9/13	300,000	302,476
Federal National Mortgage Association (FNMA), Notes	1.625%	8/8/14	500,000	501,883

Total U.S. Government Agencies				8,235,208

U.S. Government Obligations - 14.4%
U.S. Treasury Bonds	4.750%	2/15/41	30,000	40,992
U.S. Treasury Notes	0.750%	3/31/13	100,000	100,785
U.S. Treasury Notes	0.125%	8/31/13	2,670,000	2,663,429
U.S. Treasury Notes	0.250%	9/15/14	5,140,000	5,114,711
U.S. Treasury Notes	1.000%	8/31/16	1,580,000	1,583,950
U.S. Treasury Notes	2.250%	7/31/18	360,000	379,913
U.S. Treasury Notes	1.500%	8/31/18	80,000	80,388
U.S. Treasury Notes	1.375%	9/30/18	790,000	786,173

Total U.S. Government Obligations				10,750,341

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $18,814,635)				18,985,549

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.0%
U.S. Treasury Bonds, Inflation Indexed (Cost - $705,494)	3.375%	1/15/12	699,848	705,698

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.38		6/15/12	11	5,225
Eurodollar Mid Curve 2-Year Futures, Put @ $98.50		12/16/11	10	750
Eurodollar Mid Curve 2-Year Futures, Put @ $98.75		12/16/11	5	750

TOTAL PURCHASED OPTIONS (Cost - $6,209)				6,725

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $72,992,148)				68,838,975

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 8.0%
Ceritificates of Deposit (Yankee) - 1.3%
Nordea Bank Finland PLC (Cost - $1,000,000)	0.462%	11/13/12	$1,000,000	999,551	(b)

U.S. Government Agencies - 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $119,961)	0.120%	1/10/12	120,000	119,993	(j)(k)

Repurchase Agreements - 6.5%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/11; Proceeds at maturity - $4,848,016; (Fully collateralized by U.S. government agency obligations, 0.440% due 8/28/12; Market value - $4,944,960) (Cost - $4,848,000)	0.040%	10/3/11	4,848,000	4,848,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $5,967,961)				5,967,544

TOTAL INVESTMENTS - 100.4% (Cost - $78,960,109#)				74,806,519
Liabilities in Excess of Other Assets - (0.4)%				(299,995)

TOTAL NET ASSETS - 100.0%				$74,506,524

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of September 30, 2011.

(d)	Illiquid security.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Value is less than $1.

See Notes to Schedule of Investments.

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2011

(h)	The maturity principal is currently in default as of September 30, 2011.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ARM	—Adjustable Rate Mortgage

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.50	38	$9,975
Eurodollar Futures, Put	6/18/12	99.50	11	5,844
Eurodollar Futures, Put	3/19/12	99.50	38	18,287
Eurodollar Mid Curve 2-Year Futures, Put	12/16/11	98.25	5	188

		STRIKE RATE	NOTIONAL PAR
Interest Rate Swaption with Barclays Capital Inc., Put	8/26/14	2.00%	$19,108,000	72,039

TOTAL WRITTEN OPTIONS (Premiums received - $114,652)				$106,333

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Limited Duration Bond Portfolio (the “Fund”), is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$29,454,711	$0	*	$29,454,711
Asset-backed securities	—	8,928,422	296,400		9,224,822
Collateralized mortgage obligations	—	6,274,659	1,759,816		8,034,475
Mortgage-backed securities	—	2,113,779	—		2,113,779

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Sovereign bonds	—	$313,216	—	$313,216
U.S. government & agency obligations	—	18,985,549	—	18,985,549
U.S. treasury inflation protected securities	—	705,698	—	705,698
Purchased options	$6,725	—	—	6,725

Total long-term investments	$6,725	$66,776,034	$2,056,216	$68,838,975

Short-term investments†	—	5,967,544	—	5,967,544

Total investments	$6,725	$72,743,578	$2,056,216	$74,806,519

Other financial instruments: Futures contracts	$2,005	—	—	$2,005
Credit default swaps on corporate issues — buy protection‡	—	$14,806		14,806

Total other financial instruments	$2,005	$14,806	—	$16,811

Total	$8,730	$72,758,384	$2,056,216	$74,823,330

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$34,294	$72,039	—	$106,333
Futures contracts	60,563	—	—	60,563

Total	$94,857	$72,039	—	$166,896

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of December 31, 2010	$0	*	$137,144	$817,602	$954,746
Accrued premiums/discounts	—		101	0 *	101
Realized gain (loss)(1)	—		2	—	2
Change in unrealized appreciation (depreciation)(2)	—		47	(7,064)	(7,017)
Net purchases (sales)	—		159,106	1,348,700	1,507,806
Transfers into Level 3	—		—	—	—
Transfers out of Level 3	—		—	(399,422)	(399,422)

Balance as of September 30, 2011	$0	*	$296,400	$1,759,816	$2,056,216

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011(2)	—		$49	$(6,687)	$(6,638)

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security

Notes to Schedule of Investments (unaudited) (continued)

increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2011, the Fund did not hold any credit default swaps to sell protection.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is

Notes to Schedule of Investments (unaudited) (continued)

subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held written options with credit related contingent features which had a liability position of $106,333. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Notes to Schedule of Investments (unaudited) (continued)

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,067,619
Gross unrealized depreciation	(5,221,209)

Net unrealized depreciation	$(4,153,590)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	5	3/12	$1,243,454	$1,242,625	$(829)
90-Day Eurodollar	6	9/12	1,489,295	1,491,300	2,005
U.S. Treasury 2-Year Notes	109	12/11	24,019,526	24,002,141	(17,385)

					(16,209)

Contracts to Sell:
90-Day Eurodollar	5	3/13	1,236,609	1,242,500	(5,891)
90-Day Eurodollar	11	9/13	2,710,739	2,728,550	(17,811)
U.S. Treasury 5-Year Notes	60	12/11	7,346,938	7,349,063	(2,125)
U.S. Treasury 10-Year Notes	19	12/11	2,455,259	2,471,781	(16,522)
					(42,349)

Net unrealized loss on open futures contracts					$(58,558)

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts / Notional Par	Premiums
Written options, outstanding December 31, 2010	65	$15,564
Options written	19,108,234	168,165
Options closed	(193)	(67,898)
Options expired	(14)	(1,179)

Written options, outstanding September 30, 2011	19,108,092	$114,652

At September 30, 2011, the Fund held TBA securities with a total cost of $219,500.

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
Swap counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	5.000% quarterly	$4,605	$271	$4,334
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	50,000	3/20/20	5.000% quarterly	9,155	1,115	8,040
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	30,000	3/20/13	5.000% quarterly	1,046	(97)	1,143

Total	$120,000			$14,806	$1,289	$13,517

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$2,005	$(60,563)	$6,725	$(106,333)	—	$(158,166)
Credit Contracts	—	—	—	—	$14,806	14,806

Total	$2,005	$(60,563)	$6,725	$(106,333)	$14,806	$(143,360)

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$2,358
Written options	31,235
Futures contracts (to buy)	14,807,967
Futures contracts (to sell)	7,230,371

Average Notional Balance
Credit default swap contracts (to buy protection)	$132,000
Credit default swap contracts (to sell protection)†	67,564

†	At September 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 28, 2011